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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (date of earliest event reported): SEPTEMBER 14, 2001



                               ECHO BAY MINES LTD.
               (Exact Name of Registrant as Specified in Charter)




INCORPORATED UNDER THE LAWS OF CANADA       1-8542              NONE
   (State or Other Jurisdiction           (Commission      (I.R.S. Employer
         of Incorporation)                File Number)    Identification No.)



     6400 SOUTH FIDDLER'S GREEN CIRCLE, SUITE 1000, ENGLEWOOD, CO 80111-4957
               (Address of principal executive offices, zip code)



      Registrant's telephone number, including area code: (303) 714-8600


                                 NOT APPLICABLE
           Former Name or Former Address if Changed Since Last Report



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ITEM 5.  OTHER EVENTS

On September 14, 2001, Echo Bay Mines Ltd. issued the press release attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (c)   Exhibits

            99.1  Press Release dated September 14, 2001.


                                      -2-


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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                          ECHO BAY MINES LTD.
                                          (Registrant)



Date: September 19, 2001                  By:  /s/ TOM S.Q. YIP
                                             -----------------------------------
                                             Tom S.Q. Yip
                                             Vice President and Chief
                                             Financial Officer